UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

FLUENT, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-37893	77-0688094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 669-7272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.0005	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Fluent, Inc. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission on August 14, 2023 (the “Initial Form 8-K”). The sole purpose for filing this Form 8-K/A is to correct certain information contained in the Company’s press release furnished with the Initial Form 8-K as Exhibit 99.1, which announced the financial results of the Company for the fiscal quarter and six months ended June 30, 2023 (the “Earnings Release”).

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02	Results of Operations and Financial Condition.

Subsequent to the Company’s second fiscal quarter earnings call on August 14, 2023 and during the preparation of the Company’s unaudited consolidated financial statements to be included in the Company’s Form 10-Q for the second fiscal quarter ended June 30, 2023 (the “Form 10-Q”), the Company determined that (a) an agreed prepayment on August 21, 2023 of $5.0 million of outstanding indebtedness under the Company’s term loan with Citizens Bank, N.A. as administrative agent, lead arranger and bookrunner, should be classified as a current liability on the Company’s condensed consolidated balance sheet at June 30, 2023; and (b) $4.0 million of insurance proceeds that the Company was informed it would receive on July 31, 2023, to reimburse the Company for certain legal defense costs incurred in connection with the Federal Trade Commission investigation and the Pennsylvania Office of the Attorney General matter should have been classified as a current asset with an offsetting contra-expense to general and administrative expenses, with an associated additional income tax expense of $0.9 million for the three and six months ended June 30, 2023 and an increase of $0.9 million of current liabilities at June 30, 2023. The contra-expense and associated income tax expense are each excluded from the Company’s calculations of Adjusted EBITDA and adjusted net income (loss). Adjusted EBITDA and adjusted net income (loss) are non-GAAP financial measures defined in the Earnings Release.

Therefore, the consolidated balance sheet, consolidated income statements and consolidated statements of cash flows, and the reconciliations of Adjusted EBITDA and adjusted net income (loss) and to net income (loss) included in the Earnings Release do not reflect the final versions of these statements included in the Form 10-Q, and the statements in the Earnings Release stating net income (loss) for the three and six months ended June 30, 2023 do not reflect the reported information contained in the Form 10-Q.

Corrected versions of the affected financial statements and reconciliations appearing in the Earnings Release are attached hereto as Exhibit 99.1 and are also available in the Form 10-Q filed with the Securities and Exchange Commission on August 21, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Corrected financial statements and reconciliations

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2023	Fluent, Inc.

	By:	/s/ Don Patrick
Don Patrick
Chief Executive Officer